SCUDDER S&P 500 INDEX FUND

                         SUPPLEMENT TO THE STATEMENT OF
                     ADDITIONAL INFORMATION DATED JUNE 15, 1999

                             --------------------------



The following replaces the first paragraph under "Investment Adviser and Administrator for the Portfolio" on page 35:



         On November 30, 1998, Bankers Trust Corporation, the parent company of the Adviser, Deutsche Bank AG ("Deutsche Bank") and Circle Acquisition Corporation, a subsidiary of Deutsche Bank, entered into a merger Agreement pursuant to which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank (the "Merger"). Deutsche Bank is a global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking, and insurance. On June 4, 1999, the Merger was completed and the Adviser became an indirect wholly-owned subsidiary of Deutsche Bank. As a result of the Merger, the then existing Advisory Agreement between the Portfolio and the Adviser may have been deemed assigned and terminated. Accordingly, on March 3, 1999, the Board approved a new Investment Advisory Agreement (the "New Advisory Agreement") between the Portfolio and the Adviser to take effect upon consummation of the Merger. The New Advisory Agreement contains substantially the same terms and conditions as the previous Investment Advisory Agreement, except for the initial term and the dates of execution and termination. On May 25, 1999, the Securities and Exchange Commission issued an exemptive order to the Adviser and certain affiliates to permit the implementation of new investment advisory agreements, such as the New Advisory Agreement, without shareholder approval in connection with the Merger. The order permits the Adviser to provide advisory services under the New Advisory Agreement without receiving shareholder approval for a period of up to 150 days following the date the Merger was consummated (i.e., June 4, 1999) but in no event later than November 30, 1999 (the "Interim Period"). Pending shareholder approval of the New Advisory Agreement or the termination of the Interim Period without shareholder approval, advisory fees under the New
Advisory Agreement will be held in interest bearing escrow accounts with financial institutions unaffiliated with the Adviser. The Board will be notified before the fees are released to the Adviser in the event shareholders approve the New Advisory Agreement, or before the fees are released to the Scudder S&P 500 Index Portfolio in the event shareholders do not approve the New Advisory Agreement. The Adviser believes that, under this new corporate structure, the services provided by the Adviser to the Portfolio will be maintained at their current level.





July 2, 1999